SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 26, 2005
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                          SYNERGY FINANCIAL GROUP, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                   0-50467                52-2413926
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(State or other jurisdiction       (File No.)            (IRS Employer
 of incorporation)                                    Identification Number)


310 North Avenue East, Cranford, New Jersey                   07016
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                    ------------------


                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
           ------------------------------------------

     Synergy Bank (the "Bank"), a wholly-owned subsidiary of the Registrant, previously entered into change in control severance agreements with Senior Vice President and Chief Operating Officer Kevin M. McCloskey and Senior Vice President and Chief Administrative Officer Kevin A. Wenthen. Such agreements have expired. Under such agreements, if the individual's employment was terminated within twelve months of a change in control of the Bank, such individual would receive severance benefits equal to approximately three times his average annual compensation, provided, however that any payments under the agreements would be reduced as may be necessary to not exceed the tax deductible limits under Section 280G of the Code.

     On July 26, 2005, the Bank entered into new change in control severance agreements with Mr. McCloskey and Mr. Wenthen. The agreements have terms of three years and provide for an annual extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board. If the individual's employment is terminated within twelve months of a change in control of the Bank, such individual will receive severance benefits equal to approximately three times his average annual compensation, provided, however that any payments under the agreements will be reduced as may be necessary to not exceed the tax deductible limits under Section 280G of the Code.

     Also on July 26, 2005, the Bank entered into a change in control severance agreement with Senior Vice President of Finance and Accounting Richard Abrahamian. The terms of such agreement are identical to the terms of the agreements for Messrs. McCloskey and Wenthen.

     Copies of the change in control severance agreement for Messrs. McCloskey, Wenthen and Abrahamian are included with this Form 8-K as exhibits.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------


   Exhibit                                Description
   Number                                 -----------
   ------

     10.1 Change in Control Severance Agreement between Synergy Bank and Kevin M. McCloskey

     10.2 Change in Control Severance Agreement between Synergy Bank and Kevin A. Wenthen

     10.3 Change in Control  Severance  Agreement  between  Synergy  Bank and
          A. Richard Abrahamian

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           SYNERGY FINANCIAL GROUP, INC.



Date: July 27, 2005                        By: /s/ Kevin A. Wenthen
                                               ---------------------------------
                                               Kevin A. Wenthen
                                               Senior Vice President
                                               and Chief Administrative Officer